UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Indaptus Therapeutics, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Indaptus Therapeutics, Inc.

NOTICE & PROXY STATEMENT

Annual Meeting of Stockholders

June 10, 2025

10:00 a.m. (Eastern time)

INDAPTUS THERAPEUTICS, INC.

3 COLUMBUS CIRCLE, 15TH FLOOR

NEW YORK, NY 10019

April 28, 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc. at 10:00 a.m. Eastern time, on Tuesday, June 10, 2025, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. Please note that in order to gain admission to the site of the Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 9, 2025, so that we can timely provide your name to building security.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section called “Who can attend the Annual Meeting?” on page 4 of the proxy statement for more information about how to attend the meeting in person.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person, even if you have previously submitted your proxy.

Thank you for your support.

Sincerely,

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.
Chairman

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INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle

New York, NY 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD Tuesday, JUNE 10, 2025

The Annual Meeting of Stockholders (the “Annual Meeting”) of Indaptus Therapeutics, Inc., a Delaware corporation (the “Company”), will be held at 10:00 a.m. Eastern time on Tuesday, June 10, 2025, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY. The Annual Meeting will be held for the following purposes:

●	To elect Mark J. Gilbert, M.D., Hila Karah, and Robert E. Martell, M.D., Ph.D as Class I directors, to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified;

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

●	To approve, on an advisory basis, the compensation paid to our named executive officers;

●	To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, in the form set forth on Appendix A attached to this Proxy Statement, to effect a reverse stock split (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.01 per share, at a ratio of 1-for-5 to 1-for-28 (the “Range”), with the ratio at which the Reverse Stock Split would be effected to be a ratio within the Range to be determined at the discretion of our Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split; and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on April 17, 2025 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. A complete list of such stockholders will be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of the Company during regular business hours for a period of at least ten days prior to the Annual Meeting for any purpose germane to the meeting. The Annual Meeting may be continued, postponed, or adjourned from time to time without notice other than by announcement at the Annual Meeting.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 if you plan to attend the meeting prior to 5:00 p.m., Eastern time, on June 9, 2025, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 9:00 a.m., Eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://indaptusrx.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Roger J. Pomerantz

Roger J. Pomerantz, M.D., F.A.C.P.
Chairman

New York, New York

April 28, 2025

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INDAPTUS THERAPEUTICS, INC.

3 Columbus Circle, 15th Floor

New York, NY 10019

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of Indaptus Therapeutics, Inc. of proxies to be voted at our Annual Meeting of Stockholders to be held on Tuesday, June 10, 2025 (the “Annual Meeting”), at 10:00 a.m. Eastern time, at the offices of Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY, and at any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of shares of our common stock, $0.01 par value per share, as of the close of business on April 17, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were 16,034,444 shares of common stock outstanding and entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

This proxy statement and the Company’s Annual Report to Stockholders for the year ended December 31, 2024, which was filed with the Securities and Exchange Commission (“SEC”) on March 13, 2025 (the “2024 Annual Report”) will be released on or about April 28, 2025 to our stockholders on the Record Date.

In this proxy statement, “Indaptus”, “Company”, “we”, “us”, and “our” refer to Indaptus Therapeutics, Inc. (formerly Intec Parent, Inc.) and, where appropriate, its consolidated subsidiaries, Intec Pharma Ltd. and Decoy Biosystems, Inc. References to “Intec Parent” refer to Intec Parent, Inc., the successor of Intec Pharma Ltd. following the domestication merger (the “Domestication Merger”) with Intec Parent, references to “Intec Israel” refer to Intec Pharma Ltd., the predecessor of Indaptus prior to the Domestication Merger, and references to “Decoy” refer to Decoy Biosystems, Inc., the entity acquired by Indaptus in connection with the merger with Decoy (the “Merger”).

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON TUESDAY, JUNE 10, 2025

This Proxy Statement and our 2024 Annual Report to Stockholders are available at

http://www.proxyvote.com/

Proposals

At the Annual Meeting, our stockholders will be asked:

●	To elect Mark J. Gilbert, M.D., Hila Karah, and Robert E. Martell, M.D., Ph.D as Class I directors, to serve until the 2028 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified (the “Director Election Proposal”);

●	To ratify the appointment of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (the “Auditor Reappointment Proposal”);

●	To approve, on an advisory basis, the compensation paid to our named executive officers (the “Executive Compensation Proposal”);

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●

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended (the “Restated Certificate”), in the form set forth on Appendix A attached to this Proxy Statement (the “Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) with respect to our issued and outstanding common stock, par value $0.01 per share, at a ratio of 1-for-5 to 1-for-28 (the “Range”), with the ratio at which the Reverse Stock Split would be effected (the “Effective Ratio”) to be a ratio within the Range to be determined at the discretion of our Board of Directors and included in a public announcement by the Company before the effectiveness of the Reverse Stock Split (the “Reverse Stock Split Proposal”); and

●	To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, your shares of common stock represented by the proxies will be voted, and the Board of Directors recommends that you vote:

●	FOR the Director Election Proposal;

●	FOR the Auditor Reappointment Proposal;

●	FOR the Executive Compensation Proposal; and

●	FOR the Reverse Stock Split Proposal.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this proxy statement. You are viewing or have received these proxy materials because Indaptus’ Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the SEC and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, Indaptus is making this proxy statement and its 2024 Annual Report available to its stockholders electronically via the Internet. On or about April 28, 2025, we commenced mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this proxy statement and our 2024 Annual Report and vote online. If you received an Internet Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them.

Instead, the Internet Notice instructs you on how to access and review all of the important information contained in the proxy statement and 2024 Annual Report. The Internet Notice also instructs you on how you may submit your proxy over the Internet. If you received an Internet Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained on the Internet Notice.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

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Householding. The SEC rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. at 1-866-540-7095 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, please contact Broadridge at the above phone number or address.

QUESTIONS AND ANSWERS ABOUT THE 2025 Annual MEETING OF STOCKHOLDERS

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is April 17, 2025. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of common stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were 16,034,444 shares of common stock outstanding and entitled to vote at the Annual Meeting.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also referred to as a “registered stockholder”) holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our proxy materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. If your shares are held in “street name” and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence in person at the Annual Meeting or by proxy, of the holders of not less than 33.3% of the voting power of the capital stock issued and outstanding on the Record Date will constitute a quorum.

Who can attend the Annual Meeting?

You may attend the Annual Meeting in person only if you are an Indaptus stockholder of record who is entitled to vote at the Annual Meeting, or if you hold a valid proxy for the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Nir Sassi by email at nir@indaptusrx.com or phone at (646) 427-2727 no later than 5:00 p.m., Eastern time, on June 9, 2025 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license). If your shares are held in “street name,” you should contact your bank or brokerage firm to obtain a “legal proxy” to bring to the Annual Meeting.

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What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Amended and Restated Bylaws to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one Internet Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record. If you are a stockholder of record, you may vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

●	by Internet—You can vote over the Internet by going to www.proxyvote.com and following the instructions;

●	by Telephone—You can vote by telephone by calling 1-800-690-6903 and following the instructions; or

●	by Mail—If you received a proxy card, you can vote by mail by signing and dating the proxy card and returning it in accordance with the instructions on the card.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern time, on June 9, 2025. To vote via the Internet or telephone, you will need the 16-digit control number included on your Internet Notice or on your proxy card.

Whether or not you expect to attend the Annual Meeting in person, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy, you may still decide to attend the Annual Meeting and vote your shares in person.

Beneficial Owners of Shares Held in “Street Name.” If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you would like to vote your shares in person at the Annual Meeting, you should contact your bank or broker to obtain a “legal proxy” and bring it to the Annual Meeting.

Can I change my vote after I submit my proxy?

Yes.

If you are a registered stockholder, you may revoke your proxy and change your vote:

●	by submitting a duly executed proxy bearing a later date;

●	by granting a subsequent proxy through the Internet or telephone;

●	by giving written notice of revocation to the Secretary of Indaptus prior to or at the Annual Meeting; or

●	by voting in person at the Annual Meeting.

Your most recent proxy card or proxy submitted by Internet or telephone is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the Annual Meeting.

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If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote in person at the Annual Meeting by obtaining a “legal proxy” and bringing it to the Annual Meeting.

Who will count the votes?

Nir Sassi, our inspector of election appointed for the Annual Meeting, will tabulate and certify the votes.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors. The Board of Directors’ recommendations are indicated on page 8 of this proxy statement, as well as with the description of each proposal in this proxy statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question and answer (Q&A) session during the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders admitted to the Annual Meeting by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting. Each stockholder is limited to no more than two questions. Questions should be succinct and only cover a single topic. We will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;

●	related to material non-public information of the Company, including the status or results of our business since our last Quarterly Report on Form 10-Q;

●	related to any pending, threatened or ongoing litigation;

●	related to personal grievances;

●	derogatory references to individuals or that are otherwise in bad taste;

●	substantially repetitious of questions already made by another stockholder;

●	in excess of the two-question limit;

●	in furtherance of the stockholder’s personal or business interests; or

●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chairperson or Secretary in their reasonable judgment.

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How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Votes required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Approval of the Director Election Proposal.	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect.

Proposal 2: Approval of the Auditor Reappointment Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker non-votes will have no effect. We do not expect any broker non-votes on this proposal.

Proposal 3: Approval of the Executive Compensation Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker-non votes will have no effect.

Proposal 4: Approval of the Reverse Stock Split Proposal.	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively.	Abstentions and broker-non votes will have no effect. We do not expect any broker non-votes on this proposal.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposal regarding Proposal 2 through Proposal 4, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld have no effect on the election of directors. Abstentions have no effect on the outcome of voting on Proposal 2 through Proposal 4.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the Auditor Reappointment Proposal and Reverse Stock Proposal, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of the Director Election Proposal and Executive Compensation Proposal. Broker non-votes count for purposes of determining whether a quorum is present.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we intend to file with the SEC after the Annual Meeting.

PROPOSALS TO BE VOTED ON

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three (3) Class I Directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 and until each such director’s respective successor is duly elected and qualified or until each such director’s earlier death, resignation or removal.

We currently have eight (8) directors on our Board. The Board has nominated Mark J. Gilbert, Hila Karah and Robert E. Martell for election as Class I Directors at the Annual Meeting.

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As set forth in our Restated Certificate, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following the election. The current class structure is as follows: Class I, whose term will expire at the 2025 Annual Meeting of Stockholders and, if elected at the Annual Meeting, whose subsequent term will expire at the 2028 Annual Meeting of Stockholders.; Class II, whose current term will expire at the 2026 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2027 Annual Meeting of Stockholders. The current Class I Directors are Mark J. Gilbert, Hila Karah and Robert E. Martell; the current Class II Directors are William B. Hayes and Anthony Maddaluna; and the current Class III Directors are Roger J. Pomerantz, Michael J. Newman and Jeffrey A. Meckler.

Our Restated Certificate and Amended and Restated Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of common stock represented thereby for the election as Class I Directors of the persons whose names and biographies appear below. In the event that any of Mark J. Gilbert, Hila Karah, or Robert E. Martell should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board has no reason to believe that Mark J. Gilbert, Hila Karah, or Robert E. Martell will be unable to serve if elected. Each of Mark J. Gilbert, Hila Karah, and Robert E. Martell has consented to being named in this proxy statement and to serve if elected.

Vote required

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the election of each of the below Class I

Director nominees.

Nominees For Class I Directors (terms to expire at the 2028 Annual Meeting)

The current members of the Board of Directors who are also nominees for election to the Board of Directors as Class I Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Mark J. Gilbert, M.D.	65	2021	Director
Hila Karah	56	2021	Director
Robert E. Martell, M.D., Ph.D.	62	2023	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director nominee for election at the Annual Meeting are as follows:

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Mark J. Gilbert has served on our board of directors since November 2021. Dr. Gilbert brings more than 30 years of experience in global medical and clinical research and development, and management of medical affairs. From March 2019 to March 2022, Dr. Gilbert served as Executive Vice President of Research and Development at Acepodia, Inc., a clinical-stage biotechnology company addressing gaps in cancer care and since June 2021, Dr. Gilbert has served as a Clinical Development Advisor to Decoy Biosystems, Inc., the Company’s wholly owned-subsidiary. In addition, from October 2020 to January 2024, Dr. Gilbert served as the Chairman of the Scientific Advisory Board at Inceptor Bio, LLC, a biotechnology company developing multiple next- generation cell and gene therapy platforms for underserved and difficult-to-treat cancers, after January 2024 he remains an SAB member, and from October 2020, he serves as a Strategic Advisor at Kineticos Ventures, a firm providing advisory services and capital to emerging life sciences firms. Prior to these positions, between November 2013 and January 2020, Dr. Gilbert was the Chief Medical Officer of Juno Therapeutics Inc., a biopharmaceutical company, where he led the clinical development of some of the first CAR-T cell therapies. Before that, Dr. Gilbert held leadership positions at Bayer Schering Pharma AG, where he served as Vice President and Head of Global Clinical Development, Therapeutic Area Oncology; Berlex Pharmaceuticals, Inc., where he served as Vice President of Medical Affairs, Oncology, and Vice President and Head of Global Medical Development Group, Oncology; and Immunex Corporation, where he served as Senior Medical Director, Clinical Research and Development. Between May 2019 and May 2021, Dr. Gilbert served as an Independent Director of Silicon Therapeutics, Inc., a fully integrated drug design and development company. Dr. Gilbert earned a Bachelor of Science degree in Biochemistry from the University of Iowa and a Medical Doctor degree from the University of Iowa College of Medicine. He trained in internal medicine, infectious disease and medical oncology at the University of California, San Francisco, and the University of Washington, respectively. We believe Dr. Gilbert is qualified to serve on our board of directors because of his significant scientific and executive in drug development and in the pharmaceutical industry.

Hila Karah has served on our board since July 2021 and previously served as a member of Intec Israel’s board of directors since December 2009 until the Merger. Ms. Karah is a managing Partner of Pitango HealthTech VC and an experienced board director. Prior to Pitango she served as an independent business consultant to private and public companies on strategy, operations, financing, regulatory and corporate governance. From 2006 until 2013, Ms. Karah was the chief investment officer of Eurotrust Ltd., a family office, where she focused primarily on investments in life science, internet and high-tech companies. Prior to joining Eurotrust, Ms. Karah served as a senior analyst at Perceptive Life Sciences Ltd., a New York-based life healthcare focused hedge fund. Prior to her position at Perceptive, Ms. Karah was a research analyst at Oracle Partners Ltd., a healthcare-focused hedge fund based in Connecticut. Ms. Karah has served on the board of Cyren Ltd., a cyber security company (Nasdaq, TASE: CYRN), since 2008 and the board of Dario Health Corp. (Nasdaq: DRIO) since 2014. She also serves on the board of several private companies. Ms. Karah has a BA in molecular and cell biology from the University of California, Berkeley, and has studied at the UCSB – UCSF Joint Medical Program. We believe Ms. Karah is qualified to serve on our board of directors because of her longstanding service with Intec Israel, her investment career in life science companies, her scientific background and experience serving on public company boards.

Robert E. Martell, M.D., Ph.D. has served on our board of directors since February 2023. Dr. Martell brings more than 20 years of experience in the pharmaceutical industry. Dr. Martell is Chief Scientific Officer at Curis, having previously served as Head of Research & Development. From September 2011 to May 2018, Dr. Martell served on Curis’ Board of Directors. He is also co-founder of Epi-Cure Pharmaceuticals, a privately held early-stage biotechnology company, and served as its president and member of board of directors from 2016 to 2018. Dr. Martell served as Chief Medical Officer of Tesaro, Inc., a biopharmaceutical company developing Zejula and Varubi from 2012 to 2015; as Chief Medical Officer at MethylGene, a publicly traded biopharmaceutical focused on cancer therapeutics from 2005 to 2009; as Director of Oncology Global Clinical Research at Bristol-Myers Squibb, a biopharmaceutical company developing Sprycel, Erbitux and Ixempra from 2002 to 2005; and as Associate/Deputy Director at Bayer Corporation Pharmaceutical Division developing Nexavar from 2000 to 2002. In addition, Dr. Martell is a part-time treating physician at Champlain Valley Hematology Oncology and he has held a number of academic positions, including at Tufts Medical Center since 2009, where he has served in various roles including Associate Chief in the Division of Hematology/Oncology, Director of the Neely Center for Clinical Cancer Research, Leader of the Cancer Center’s Program in Experimental Therapeutics and Attending Physician; at Yale University School of Medicine as Assistant Clinical Professor of Oncology from 2001 to 2005; and as Assistant Professor at Duke Medical Center from 1998 to 2000. Dr. Martell received a B.A. in chemistry from Kalamazoo College, a Ph.D. in Pharmacology from University of Michigan and an M.D. from Wayne State University. He completed his Internal Medicine internship and residency at Duke University Medical Center, and his Fellowship in Medical Oncology also at Duke.

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Continuing members of the Board of Directors:

Class II Directors (terms to expire at the 2026 Annual Meeting)

The current members of the Board of Directors who are Class II Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
William B. Hayes	59	2021	Director
Anthony Maddaluna	72	2021	Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

William B. Hayes has served on our board since July 2021 and previously served on Intec Israel’s board of directors since June 2018 until the Merger. Most recently, Mr. Hayes was Executive Vice President, Chief Financial Officer and Treasurer of Laboratory Corporation of America Holdings (LabCorp) (NYSE: LH), a diagnostics laboratory company. Mr. Hayes joined LabCorp in 1996, where he was responsible for day-to-day operations of the revenue cycle function. He rose through a series of promotions and in 2005 was named Executive Vice President, Chief Financial Officer and Treasurer of LabCorp, a role he held until his retirement in 2014. Prior to LabCorp, Mr. Hayes was at KPMG for nine years in their audit department. Since October 2019, Mr. Hayes has served on the board of Builders FirstSource, a supplier and manufacturer of building materials (Nasdaq: BLDR), and currently chairs its audit committee. Previously, Mr. Hayes served as a director from March 2016 for Patheon N.V. (NYSE: PTHN), a pharmaceutical manufacturing company, until its acquisition by Thermo Fisher in late 2017. Mr. Hayes holds a Bachelor of Science in accounting from the University of North Carolina at Greensboro. We believe Mr. Hayes is qualified to serve on our board of directors because of his accounting background and experience serving on public company boards.

Anthony J. Maddaluna has served on our board since July 2021 and previously served on Intec Israel’s board of directors since December 2017 until the Merger. Mr. Maddaluna has more than 40 years of experience in the pharmaceutical manufacturing industry, including leadership positions in plants, regions and globally. From January 2011 to December 2016, Mr. Maddaluna held a series of positions at Pfizer Inc., most recently serving as the Executive Vice President and President of Pfizer Global Supply. Prior to that Mr. Maddaluna served as Senior Vice President of Pfizer Global Manufacturing Strategy and Supply Network Transformation from 2008 until 2011, and as Vice President of Pfizer Global Manufacturing Europe Area from 1998 until 2008. Mr. Maddaluna served as a director of Albany Molecular Research Inc. from February 2016 until its acquisition by The Carlyle Group and GTCR in August 2017 and currently serves on the board of managers for the private company. Mr. Maddaluna holds a B.S. in Chemical Engineering from Northeastern University and an M.B.A. from Southern Illinois University. We believe Mr. Maddaluna is qualified to serve on our board of directors because of his extensive experience in the pharmaceutical manufacturing industry, including his service at Pfizer, and his experience serving on company boards.

Class III Directors (terms to expire at the 2027 Annual Meeting)

The current members of the Board of Directors who are Class III Directors are as follows:

Name	Age	Served as a Director Since	Position with Indaptus
Roger J. Pomerantz, M.D., F.A.C.P.	68	2021	Chairman of the Board
Jeffrey A. Meckler	58	2021	Chief Executive Officer and Director
Michael J. Newman, Ph.D.	69	2021	Chief Scientific Officer and Director

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The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

Dr. Roger J. Pomerantz has served as our Chairman since July 2021 and previously served on Intec Israel’s board of directors from March 2018 until the Merger. Dr. Pomerantz served as Chairman and Chief Executive Officer of Contrafect Corporation (Nasdaq: CFRX) from April 2019 to November 2023. Prior to that, he served as Vice Chairman of Contrafect from May 2014 to April 2019. Previously, Dr. Pomerantz was a Venture Partner at Flagship Pioneering from 2014 through 2019. In addition, from November 2013 to December 2019, Dr. Pomerantz served as Chairman of the board of directors of Seres Therapeutics, Inc. (Nasdaq: MCRB), a biotechnology company, and as its President and Chief Executive Officer from June 2014 to January 2019. Prior to joining Seres, Dr. Pomerantz was Worldwide Head of Licensing & Acquisitions, Senior Vice President at Merck & Co., Inc., where he oversaw all licensing and acquisitions at Merck Research Laboratories, including external research, out-licensing regional deals, and academic alliances. Previously, he served as Senior Vice President and Global Franchise Head of Infectious Diseases at Merck. Prior to joining Merck, Dr. Pomerantz was Global Head of Infectious Diseases for J&J. Dr. Pomerantz has. Since February 2020, he served as Chairman of Collplant Biotechnologies (Nasdaq: CLPT), since May 2022 he served as Vice Chairman of Enlivex Therapeutics Ltd. (Nasdaq: ENLV), and was previously a member of the board of directors of Viracta (Nasdaq: VIRX) from June 2020 until December 2024, Rubius Therapeutics (Nasdaq: RUBY) from 2014 to 2019 and Evelo Therapeutics (Nasdaq: EVLO) from 2015 to 2016. Dr. Pomerantz earned his B.A. in biochemistry at the Johns Hopkins University and his M.D. at the Johns Hopkins School of Medicine. He completed his internal medicine internship and residency training, and his subspecialty clinical and research training in infectious diseases and virology at the Massachusetts General Hospital of Harvard Medical School. His post-doctoral research training in molecular retrovirology was obtained at both Harvard Medical School and the Whitehead Institute of the Massachusetts Institute of Technology (MIT). Dr. Pomerantz also served as the Chief Resident at the Massachusetts General Hospital. Following his medical-scientist training, he was an Endowed, Tenured Professor of Medicine and Molecular Pharmacology and Chairman of the Infectious Diseases Department of Thomas Jefferson University in Philadelphia. Dr. Pomerantz is an internationally recognized expert in HIV molecular pathogenesis and latency. He has developed ten approved infectious disease drugs in important diseases including HIV, HCV, tuberculosis, and Clostridium difficile infection. We believe Dr. Pomerantz is qualified to serve on our board of directors because of his significant scientific, executive and board leadership experience in drug development and in the pharmaceutical industry.

Jeffrey A. Meckler has served as our Chief Executive Officer since July 2021 and member of our board of directors since inception in February 2021. Previously, Mr. Meckler served as our sole officer from inception to July 2021, Intec Israel’s Vice Chairman of the board of directors from April 2017, as Intec Israel’s Chief Executive Officer from July 2017 and as President and Secretary and director of Intec Parent, Inc. from March 2021 until the Merger. Mr. Meckler has served on numerous public and private corporate boards and since October 2014 has served as a director of Travere Therapeutics (Nasdaq: TVTX). Mr. Meckler served as Chief Executive Officer and a director of CoCrystal Pharma, Inc., a pharmaceutical company, from April 2015 to July 2016. He has also served as a director of QLT, Inc. (Nasdaq: QLTI), a biotechnology company, from June 2012 to November 2016, as well as the Managing Director of The Andra Group, a life sciences consulting firm since 2009. Mr. Meckler also served as Chief Executive Officer of Trieber Therapeutics from January 2017 to July 2017. Earlier in his career, Mr. Meckler held a series of positions at Pfizer Inc. in manufacturing systems, market research, business development, strategic planning and corporate finance, which included playing a significant role in acquisitions and divestitures. Mr. Meckler is the past President and continues to serve on the board of directors of Children of Bellevue, a non-profit organization focused on advocating and developing pediatric programs at Bellevue Hospital Center. Mr. Meckler holds a B.S. in Industrial Management and M.S. in Industrial Administration from Carnegie Mellon University. In addition, Mr. Meckler received his J.D. from Fordham University School of Law. We believe that Mr. Meckler is qualified to serve on our board of directors because of his extensive executive leadership experience in the biopharmaceutical industry, including his service at Pfizer, and his experience serving on public company boards.

Michael J. Newman, Ph.D. has served as our Chief Scientific Officer and a member of our board of directors since August 2021. Dr. Newman is a pharmaceutical/biotechnology executive with over 40 years of experience carrying out and managing oncology research and development, in addition to undergraduate and graduate research and training in microbiology. He was the Founder, President, Chief Executive Officer and a member of the board of directors of Decoy (from August 2013 to August 2021). His previous positions also include faculty appointments in Biochemistry at Brandeis University (from 1984 to 1987) and the Roche Institute of Molecular Biology (from 1987 to 1992), Senior Associate Director of Oncology at Sandoz Pharmaceuticals (world-wide head of Cancer Biology), and Executive Director of Oncology at Novartis Pharmaceuticals (Head of Cancer Biology in the U.S.) (from 1992 to 1997), and senior management at several Biotechnology companies (from 1998 to 2012). Dr. Newman received a bachelor’s degree in Biology from the University of California at San Diego, a Ph.D. in Cell and Developmental Biology from Harvard Medical School (National Science Foundation Pre-Doctoral Fellow), and carried out post-doctoral research at Cornell University. We believe that Dr. Newman is qualified to serve on our board of directors because of his extensive scientific and research background, as well as his experience as founder and CEO of Decoy.

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PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of Haskell & White LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Haskell & White LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2024. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit services. A representative of Haskell & White LLP is not expected to attend the Annual Meeting and is not expected to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of Haskell & White LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the fiscal year ending December 31, 2026. Even if the appointment of Haskell & White LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interest of the Company.

The following table summarizes the fees of Haskell & White LLP, our independent registered public accounting firm, billed to us for their professional services for each of the last two fiscal years:

Fee Category	2024	2023
Audit Fees	$221,000	$210,000
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$221,000	$210,000

Audit Fees

Audit fees for the fiscal years ended December 31, 2024 and 2023 include fees for professional services rendered for the audit and quarterly review of our financial statements included in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC, and services provided in connection with SEC filings, including consents and comfort letters.

Audit Committee Pre-Approval Policy and Procedures

On a periodic basis, the Audit Committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by Haskell & White LLP without first obtaining specific pre-approval from the Audit Committee. The Audit Committee may revise the list of general pre-approved services from time to time, based on subsequent determinations. Our Audit Committee pre-approves all audit, review, and attest services proposed to be performed by our independent auditor that have not been generally pre-approved, including the scope of services to be performed and the compensation to be paid to the auditor, prior to commencement of such engagements of the independent auditor. Our Audit Committee has authorized all auditing and non-auditing services provided by Haskell & White LLP during the fiscal year ended December 31, 2024 and the fees paid for such services.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of Haskell & White LLP, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of Haskell & White LLP as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

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PROPOSAL 3: ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

Pursuant to Schedule 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are asking our stockholders to vote to approve, on an advisory basis, the compensation of our “named executive officers” as disclosed in accordance with the SEC’s rules. This proposal, the “Executive Compensation Proposal”, gives our stockholders the opportunity to weigh in on our named executive officers’ compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this proxy statement. We currently have a policy providing for a triennial vote on our Executive Compensation Proposal. The Board of Directors recommends that stockholders approve an advisory resolution in favor of the Executive Compensation Proposal. We anticipate that the next advisory vote on the compensation of our named executive officers would occur in 2028. The vote is advisory, and therefore not binding on the Company, the compensation committee or the Board of Directors. The voting outcome will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the compensation committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. The Board of Directors and the compensation committee value the opinions of our stockholders and to the extent there is any significant vote against our named executive officer compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns.

Details of the Executive Compensation Proposal

For further details on the Executive Compensation currently, please refer to the section “Executive Compensation” on page 27 of this proxy statement.

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Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal. This is a non-binding advisory vote.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the executive compensation of the executive officers named herein.

PROPOSAL 4: REVERSE STOCK SPLIT

Overview

Our Board of Directors deems it advisable and in the best interest of the Company that the Board of Directors be granted the discretionary authority to amend the Company’s Restated Certificate to effect the Reverse Stock Split of the Company’s issued and outstanding common stock as described below (the “Reverse Stock Split Amendment”).

The form of Reverse Stock Split Amendment to be filed with the Delaware Secretary of State is set forth in Appendix A.

Approval of the proposal would permit (but not require) our Board of Directors to effect one or more reverse stock splits of our issued and outstanding common stock by a ratio of not less than 1-for-5 and not more than 1-for-28, with the exact ratio to be set at a number within this range as determined by our Board of Directors in its sole discretion, any time prior to the close of business on June 10, 2026. We believe that enabling our Board of Directors to set the ratio within the stated Range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, our Board of Directors may consider, among other things, factors such as:

●	the initial or continuing listing requirements of various stock exchanges, including the Nasdaq Capital Market;
●	the historical trading price and trading volume of our common stock;
●	the number of shares of our common stock outstanding;
●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;
●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and
●	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any proposed reverse stock split ratio, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

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Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than 5 and no more than 28 shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Any fractional shares that would otherwise be issuable as a result of the Reverse Stock Split will be paid out in cash. The amendment to our Restated Certificate to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our primary reasons for approving and recommending the Reverse Stock Split are to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq and make the common stock more attractive to certain institutional investors, which would provide for a stronger investor base.

On January 31, 2025, we were notified by the Nasdaq Listing Qualifications that we are not in compliance with the minimum bid price requirements set forth in Nasdaq Listing Rule 5550(a)(2) for continued listing on The Nasdaq Capital Market. We have until July 30, 2025, to regain compliance with Nasdaq Listing Rule 5550(a)(2). To regain compliance, the bid price of our common stock must have a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. In the event we do not regain compliance by July 30, 2025, we may then be eligible for an additional 180 days if we meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for The Nasdaq Capital Market, with the exception of the bid price requirement, and will need to provide written notice of our intention to cure the deficiency during the second compliance period. If we do not qualify for the second compliance period or fail to regain compliance during the second compliance period, then Nasdaq will notify us of its determination to delist our common stock, at which point we will have an opportunity to appeal the delisting determination to a Hearings Panel. Trading of our common stock will be automatically moved to the over-the-counter (OTC) market during the pendency of the Hearings Panel’s review.

Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our common stock will be sufficient for us to maintain compliance with Nasdaq’s minimum bid price requirement in the event that our common stock does not, in the future, comply with the minimum bid price requirement.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of our common stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost-effective investment for many investors, which in turn would enhance the liquidity of the holders of common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

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Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split will become effective upon the filing or such later time as specified in the filing (the “Effective Time”) of the Reverse Stock Split Amendment with the Delaware Secretary of State. The exact timing of the filing of the Reverse Stock Split Amendment and the ratio of the Reverse Stock Split (within the approved range) will be determined by our Board of Directors based on its evaluation as to when such action and at what ratio will be the most advantageous to the Company and our stockholders. In addition, our Board of Directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the Reverse Stock Split Amendment, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of 5 and a maximum of 28 shares in aggregate of existing common stock will be combined into one new share of common stock. Based on 16,034,444 shares of common stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately 3,206,888 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-5, approximately 1,603,444 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-10, approximately 801,722 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-20, and approximately 572,658 shares of common stock issued and outstanding if the ratio for the reverse split is 1-for-28, which is the aggregate ratio allowed under this proposal. Any other ratios selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between 3,206,888 and 572,658 shares. The foregoing does not give effect to (i) 2,887,197 shares of common stock issuable upon exercise of outstanding stock options as of the Record Date; and (ii) 8,745,923 shares of common stock issuable upon exercise of outstanding warrants as of the Record Date.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio and the number of Reverse Stock Splits, if any, that are ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company (subject to the treatment of fractional shares). In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our common stock, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below. After the Effective Time, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act and our common stock will continue to be quoted on the Nasdaq Capital Market under the symbol “INDP”. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the Effective Time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

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Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s common stock under our Restated Certificate. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Currently, under our Restated Certificate, our authorized capital stock consists of 200,000,000 shares of common stock.

Subject to limitations imposed by Nasdaq, the additional shares available for issuance may be issued without stockholder approval at any time, in the sole discretion of our Board of Directors. The authorized and unissued shares may be issued for cash, for acquisitions or for any other purpose that is deemed in the best interests of the Company.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its stockholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the Reverse Stock Split may limit the opportunity for the Company’s stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as an exchange agent for purposes of implementing the exchange of stock certificates. No service charges will be payable by holders of shares of common stock in connection with the exchange of certificates. All of such expenses will be borne by the Company.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Effect of the Reverse Stock Split on Employee and Consultant Plans, Options, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The Reverse Stock Split will not affect the par value per share of our common stock. As a result, as of the Effective Time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet will be reduced proportionately based on the Reverse Stock Split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding. Our stockholders’ equity, in the aggregate, will remain unchanged. Any common stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of the material U.S. federal income tax consequences of the proposed Reverse Stock Split to us and to U.S. Holders (as defined below) that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current provisions of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), existing and proposed Treasury Regulations promulgated thereunder, current judicial decisions and administrative rulings, as of the date hereof, all of which are subject to change or to differing interpretation, possibly with retroactive effect. Any such change may cause the U.S. federal income tax consequences of the proposed Reverse Stock Split to vary substantially from the consequences summarized below. We have not sought and will not seek any rulings from the Internal Revenue Service (the “IRS”) regarding the matters discussed below and there can be no assurance the IRS or a court will not take a contrary position to that discussed below regarding the tax consequences of the proposed Reverse Stock Split.

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This summary does not address all aspects of U.S. federal income taxation that may be relevant to U.S. Holders (as defined below) in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, holders who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, holders who are S Corporations or other pass through entities, real estate investment trusts, retirement plans, holders whose functional currency is not the U.S. dollar, accrual method taxpayers subject to special tax accounting rules as a result of their use of financial statements, traders that mark-to-market their securities or persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction. If a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Accordingly, partnerships (and other entities treated as partnerships for U.S. federal income tax purposes) holding our common stock and the partners in such entities should consult their own tax advisors regarding the U.S. federal income tax consequences of the proposed Reverse Stock Split to them.

This summary does not address any tax consequences other than certain U.S. federal income tax consequences of the Reverse Stock Split. The state and local tax consequences, alternative minimum tax consequences, non-U.S. tax consequences and U.S. estate and gift tax consequences of the proposed Reverse Stock Split are not discussed herein and may vary as to each U.S. Holder (as defined below). Furthermore, the following discussion does not address any tax consequences of transactions effectuated before, after or at the same time as the proposed Reverse Stock Split, whether or not they are in connection with the proposed Reverse Stock Split. This discussion should not be considered as tax or investment advice, and the tax consequences of the Reverse Stock Split may not be the same for all stockholders. U.S. Holders (as defined below) should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of our common stock that, for U.S. federal income tax purposes, is or is treated as (i) an individual who is a citizen or resident of the United States; (ii) a corporation (or any other entity or arrangement taxable as a corporation) created or organized under the laws of the United States or any subdivision thereof; (iii) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and all of its substantial decisions are subject to the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a United States person.

THIS SUMMARY OF CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT IS FOR GENERAL INFORMATION ONLY AND IS NOT TAX ADVICE. EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER’S OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE PROPOSED REVERSE STOCK SPLIT.

Tax Consequences to the Company

We believe that the proposed Reverse Stock Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the proposed Reverse Stock Split.

Tax Consequences to U.S. Holders

A U.S. Holder generally should not recognize gain or loss upon the proposed Reverse Stock Split for U.S. federal income tax purposes, except with respect to cash received in lieu of a fractional share of our common stock, as discussed below. A U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock received pursuant to the proposed Reverse Stock Split should equal the aggregate adjusted tax basis of the shares of our common stock exchanged therefor (reduced by the amount of such basis that is allocated to any fractional share of our common stock that is surrendered in exchange for cash in lieu of such fraction share). The U.S. Holder’s holding period in the shares of our common stock received pursuant to the proposed Reverse Stock Split should include the holding period in the shares of our common stock exchanged therefor. U.S. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of shares of common stock surrendered in a recapitalization to shares received in the recapitalization. U.S. Holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

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A U.S. Holder that, pursuant to the proposed Reverse Stock Split, receives cash in lieu of a fractional share of our common stock should generally recognize capital gain or loss in an amount equal to the difference, if any, between the amount of cash received and the portion of the U.S. Holder’s aggregate adjusted tax basis in the shares of our common stock surrendered that is allocated to such fractional share. Such capital gain or loss will be short term if the pre-Reverse Stock Split shares were held for one year or less at the effective time of the Reverse Stock Split and long term if held for more than one year. Long-term capital gains of individuals are subject to tax at reduced rates.

A U.S. Holder of our common stock may be subject to information reporting and backup withholding on cash paid in lieu of a fractional share in connection with the proposed Reverse Stock Split. A U.S. Holder of our common stock will be subject to backup withholding if such U.S. Holder is not otherwise exempt and such U.S. Holder does not provide its taxpayer identification number in the manner required or otherwise fails to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against a U.S. Holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS. U.S. Holders of our common stock should consult their own tax advisors regarding their qualification for an exemption from backup withholding and the procedures for obtaining such an exemption.

The U.S. federal income tax discussion set forth above does not discuss all aspects of U.S. federal income taxation that may be relevant to a particular stockholder in light of such stockholder’s circumstances and income tax situation. Accordingly, we urge you to consult with your own tax advisor with respect to all of the potential U.S. federal, state, local and foreign tax consequences to you of the Reverse Stock Split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required

This proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively. Abstentions are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote FOR the approval of the Reverse Stock Split Proposal.

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REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the audited consolidated financial statements of Indaptus Therapeutics, Inc. (the “Company”) for the fiscal year ended December 31, 2024 and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2024 Annual Report.

William B. Hayes (Chairman)

Hila Karah

Robert E. Martell, M.D., Ph.D.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Jeffrey A. Meckler (1)	58	Chief Executive Officer and Director
Michael J. Newman, Ph.D. (2)	69	Chief Scientific Officer and Director
Nir Sassi (3)	49	Chief Financial Officer
Walt A. Linscott, Esq. (4)	65	Chief Operating Officer
Roger J. Waltzman, M.D. (5)	58	Chief Medical Officer

(1)	See biography on page 11 of this proxy statement.

(2)	See biography on page 11 of this proxy statement.

(3)	Nir Sassi has served as our Chief Financial Officer since July 2021 and served as Intec Israel’s Chief Financial Officer from March 2010 until the Merger (other than from January 2015 to August 2016, during which period Mr. Sassi served as Intec Israel’s VP Finance), and its President from March 2021 until the Merger. Prior to his service with Intec Israel, Mr. Sassi served as a Senior Manager at PricewaterhouseCoopers Israel, an accounting firm, from 2002 until 2010, including two years relocation to the PricewaterhouseCoopers New York office. Mr. Sassi is a certified public accountant in Israel and has a bachelor’s degree in economics and accounting from Ben Gurion University in Be’er Sheva, Israel.

(4)	Walt A. Linscott, Esq. has served as our Chief Operating Officer since March 2023. Prior to that, he served as our Chief Business Officer from July 2021 until March 2023. Mr. Linscott joined Intec Israel in October 2017 and served as its Chief Business Officer from July 2018 until the Merger. Previously, from October 2017 to July 2018, Mr. Linscott served as Intec Israel’s Chief Administrative Officer. Prior to his service with Intec Israel, Mr. Linscott co-founded a global consulting enterprise in October 2014 providing strategic advice to developing companies and most recently served as the President and Chief Operating Officer of Treiber Therapeutics, Inc. from March 2017 to October 2017. Mr. Linscott also has held senior level executive positions at public and private medical device and pharmaceutical companies including Cocrystal Pharma, Inc., from July 2015 to March 2017, Carestream Health, Inc., from January 2011 to January 2015 and Solvay Pharmaceuticals, Inc., from 2001 to 2005. In addition to this experience, he was an associate and partner at Thompson Hine LLP from 1990 to 2001, and again as a partner from 2005 to 2010 where he founded the firm’s Atlanta, Georgia office, served as Partner in Charge and Chair of the firm’s Life Science Practice Group. Mr. Linscott holds a Master of Science in Experimental and Translational Therapeutics from the University of Oxford, a Postgraduate Diploma in Global Business from the University of Oxford and a Postgraduate Diploma in Entrepreneurship from Cambridge University. He earned a bachelor’s degree from Syracuse University and a Juris Doctor from the University of Dayton School of Law. Mr. Linscott served on active duty as an Officer in the United States Marine Corps prior to attending law school.

(5)	Roger Waltzman M.D., M.B.A. has served as our Chief Medical Officer since August 2023. Prior to that, he served as Chief Medical Officer of Molecular Templates from 2019 to 2023 and in multiple senior drug development roles at Novartis Oncology from 2007 to 2013, where he played a leading role in the development of imatinib, nilotinib, and ruxolitinib. From 2013 to 2016, Dr. Waltzman was the Full Development Head of Malaria Drug Development at Novartis. More recently, Dr. Waltzman was CMO at Rgenix (now Inspirna), where he supervised the development of immuno-oncology and metabolic inhibitor assets through Phase 1 a/b. Previously, he served as CSO at Jaguar Health and Napo Pharmaceuticals, where he led scientific aspects of development and commercialization of Mytesi® (crofelemer). Before joining the industry, Dr. Waltzman held assistant professorships in medical oncology and palliative care at Saint Vincent’s Hospital and Mount Sinai School of Medicine in New York. He completed his fellowship in hematology/oncology at Memorial Sloan Kettering Cancer Center. Dr. Waltzman earned a Master of Business Administration at Columbia Business School and a Doctor of Medicine and Bachelor of Arts from Brown University.

CORPORATE GOVERNANCE

General

Our Board of Directors has adopted a Code of Business Conduct and Ethics and charters for our Nominating Committee, Audit Committee and Compensation Committee to assist the Board of Directors in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our Code of Business Conduct and Ethics and our current committee charters in the “Corporate Governance” section of the “Investors” page of our website located at www.indaptusrx.com, or by writing to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019.

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Board Composition

Our Board of Directors currently consists of eight members: Mark J. Gilbert M.D., William B. Hayes, Hila Karah, Anthony Maddaluna, Robert E. Martell, M.D., Ph.D., Jeffrey A. Meckler, Michael J. Newman, Ph.D. and Roger J. Pomerantz, M.D., F.A.C.P. As set forth in our Restated Certificate, the Board of Directors is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Restated Certificate and Amended and Restated Bylaws provide that the authorized number of directors may be changed only by resolution of the Board of Directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board of Directors into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of a majority in voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Director Independence

Each of the directors on our Board of Directors other than Mr. Meckler and Dr. Newman qualifies as “independent” in accordance with the listing requirements of Nasdaq. The Nasdaq independence definition includes a series of objective tests, including that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board of Directors has made a subjective determination as to each independent director that no relationships exist, which, in the opinion of our Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

Director Candidates

The Nominating Committee is primarily responsible for recommending to the Board nominees for election as director, and the Board is responsible for selecting nominees for election. In identifying director candidates for the Board, the Nominating Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating Committee reviews the backgrounds and qualifications of those candidates in light of the function and needs of the Board, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating Committee for candidates for election as a director. The Nominating Committee and the Board utilize the same criteria for evaluating candidates regardless of the source of the referral.

Stockholder recommendations of director candidates should be addressed to the Nominating Committee in care of the Secretary, c/o Indaptus Therapeutics, Inc., 3 Columbus Circle, 15th Floor, New York, NY 10019. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

To date, the Nominating Committee has not adopted a formal policy with respect to a fixed set of specific minimum qualifications for its candidates for membership on the Board. Instead, when considering candidates for director, the Nominating Committee will generally consider all of the relevant qualifications of Board members, including such factors such as the candidate’s relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having relevant financial or accounting expertise, having the ability to exercise sound business judgment, having the commitment to rigorously represent the long-term interests of our shareholders and whether the director candidates will be independent for purposes of the Nasdaq listing standards, as well as the current needs of the Board and the Company.

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In addition, while it does not have a formal policy on the Board’s diversity, the Nominating Committee will take into account a broad range of diversity considerations when assessing director candidates, including individual backgrounds and skill sets, professional experiences and other factors that contribute to the Board having an appropriate range of expertise, talents, experiences and viewpoints. When considering any candidate or nominee to serve on the Board, the Nominating Committee shall seek to attain diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise from, among other areas, professional and academic areas relevant to the Company’s area of focus.

Communications from Stockholders

Stockholders who wish to communicate with a member or member(s) of the Board, including a specified Board committee or the independent directors as a group or the full Board may do by the following means:

Mail:	c/o Chief Financial Officer and Secretary
Chairman of the Board
Indaptus Therapeutics, Inc.
3 Columbus Circle, 15th Floor
New York, NY 10019

Email:	nir@indaptusrx.com

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. Our Secretary will forward such correspondence to the Chairman of the Board, who will initially receive and process communications before forwarding them to the specified addressee(s). The Chairman of the Board generally will not forward to the directors a communication that he determines to be primarily commercial in nature or related to an improper or irrelevant topic, or that requests general information about us. Concerns about questionable accounting or auditing matters or possible violations of the Indaptus Code of Business Conduct and Ethics should be reported pursuant to the procedures outlined in the Code of Business Conduct and Ethics, which is available on the Investors page of the Company’s website under “Governance Highlights”.

Board Leadership Structure

Our Board is committed to promoting effective, independent governance of the Company. Our Board believes it is in the best interests of the stockholders and the Company for the Board to have the flexibility to select the best director to serve as Chairman at any given time, regardless of whether that director is an independent director or the Chief Executive Officer. Consequently, we do not have a policy governing whether the roles of Chairman of the Board and Chief Executive Officer should be separate or combined. This decision is made by our Board, based on the best interests of the Company considering the circumstances at the time.

Currently, the offices of the Chairman of the Board and the Chief Executive Officer are held by two different people. Dr. Pomerantz is our independent, non-executive Chairman of the Board and Mr. Meckler is our Chief Executive Officer. The Chief Executive Officer is responsible for the day to day leadership and performance of the Company, while the Chairman of the Board provides guidance to the Chief Executive Officer and sets the agenda for Board meetings and presides over meetings of the Board. We believe that separation of the positions reinforces the independence of the Board in its oversight of the business and affairs of the Company, and creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Furthermore, we believe that Dr. Pomerantz is especially suited to serve as our Chairman of the Board, in light of his significant strategic management experience in the U.S. healthcare industry, which provides him with a unique perspective on the best methods of growth for a life sciences company.

However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

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Role of the Board in Risk Oversight

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure. Our Board considers cybersecurity risk as part of its risk oversight function and oversees our cybersecurity and other information technology risks and management’s implementation of our cybersecurity risk management program. Our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related person transactions. Our Compensation Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

Clawback Policy

Our Board of Directors has adopted a Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), in accordance with the Nasdaq listing standards and Exchange Act Rule 10D-1, which applies to our current and former executive officers. Under the Clawback Policy, we are required to recoup the amount of any Erroneously Awarded Compensation (as defined in the Clawback Policy) on a pre-tax basis within a specified lookback period in the event of any Financial Restatement (as defined in the Clawback Policy), subject to limited impracticability exception.

Policies and Practices Related to the Grant of Certain Equity Awards

From time to time, we award stock options to our employees, including the named executive officers. Historically, the Company we awarded new-hire option grants on or soon after a new hire’s employment start date and periodic annual refresh employee option grants, which refresh grants are typically approved at a meeting of the compensation committee or board. Non-employee directors receive automatic initial and annual stock option grants, at the time of a director’s appointment or election to the board and at the time of each annual meeting of our stockholders, respectively. For additional information on our non-employee director compensation policy see below under the heading, “Director Compensation.”

We do not otherwise maintain any written policies on the timing of awards of stock options, stock appreciation rights, or similar instruments with option-like features. It is the Company’s practice to not grant any awards to its named executive officers when in possession of any material nonpublic information, and to wait until such material nonpublic information has been fully disclosed, widely disseminated to the public and at least two full business days has passed after such material nonpublic information has been disclosed.

Code of Ethics

We have a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code of Business Conduct and Ethics on our website, www.indaptusrx.com, in the “Investors” section under “Corporate Governance.” In addition, we intend to post on our website all disclosures that are required by law or the rules of Nasdaq concerning any amendments to, or waivers from, any provision of the Code of Business Conduct and Ethics.

Insider Trading Policy

We have adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and certain other covered persons, and which is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and any listing standards applicable to us. A copy of our insider trading policy is filed as Exhibit 19.1 to our 2024 Annual Report. In addition, with regard to any trading in our own securities, it is our policy to comply with the federal securities laws and the applicable exchange listing requirements.

Anti-Hedging Policy

Our insider trading policy prohibits our directors, officers and employees and any entities they control from engaging in short sales and transactions in put or call options and other forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, and other similar transactions, unless such transaction has been pre-approved by the Chief Financial Officer.

Attendance by Members of the Board of Directors at Meetings

There were four meetings of the Board of Directors during the fiscal year ended December 31, 2024. During the fiscal year ended December 31, 2024, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, members of our Board of Directors are encouraged to attend. One of our directors then serving attended the 2024 Annual Meeting of Stockholders.

COMMITTEES OF THE BOARD

Our Board has established four standing committees—Audit, Compensation, Nominating, and Science and Technology. Each of Audit, Compensation and Nominating Committee operates under a written charter that has been approved by our Board.

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The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating	Science and Technology
Mark J. Gilbert, M.D.				X
William B. Hayes	Chairperson	X
Hila Karah	X		Chairperson
Anthony J. Maddaluna		Chairperson	X	X
Robert E. Martell, M.D., Ph.D.	X			X
Michael J. Newman, Ph.D.				Chairperson

Audit Committee

Our Audit Committee’s responsibilities include:

●	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

●	monitoring the rotation of the partners of our independent registered public accounting firm on our audit engagement team and considering periodically the rotation of auditing firms;

●	overseeing the work of our independent registered public accounting firm;

●	reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit, including our annual financial statements and related disclosures, and the results of the review by the independent registered public accounting firm of our quarterly financial statements and related disclosures;

●	discussing with management and the independent registered public accounting firm the adequacy of our internal control over financial reporting, disclosure controls and procedures, compliance with legal and regulatory requirements, and code of business conduct and ethics;

●	discussing with management and the independent registered public accounting firm our risk management policies;

●	establishing policies regarding hiring employees from the independent registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

●	meeting independently with our independent registered public accounting firm and management;

●	reviewing and providing oversight of any related person transactions, including establishing such policies and procedures as appropriate to facilitate such review; and

●	preparing the audit committee report required by the SEC rules (which is included on page 12 of this proxy statement).

The Audit Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of the Audit Committee are Mr. Hayes, Ms. Karah, and Dr. Martell. Mr. Hayes serves as the Chairperson of the committee. Our Board has affirmatively determined that each of Mr. Hayes, Ms. Karah, and Dr. Martell is independent for purposes of serving on an audit committee under Rule 10A-3 promulgated under the Exchange Act and the Nasdaq Rules, including those related to Audit Committee membership.

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The members of our Audit Committee meet the requirements for financial literacy under the applicable Nasdaq rules. In addition, our Board of Directors has determined that Mr. Hayes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K, and under the similar Nasdaq Rules requirement that the Audit Committee have a financially sophisticated member.

The Audit Committee met four times in 2024.

Compensation Committee

Our Compensation Committee is responsible for assisting the Board in the discharge of its oversight responsibilities relating to the evaluation of our executive officers (including the Chief Executive Officer), determining the compensation of our executive officers, and overseeing the management of risks associated therewith. In fulfilling its purpose, our Compensation Committee has the following principal duties:

●	reviewing and approving, or recommending for approval by the Board, our overall compensation strategy and policies, including evaluating risks associated with our compensation policies and practices;

●	reviewing and approving, or recommending for approval by the Board, the compensation of our CEO and our other executive officers;

●	overseeing and administering our cash and equity incentive plans;

●	reviewing and making recommendations to the Board of Directors with respect to non-employee director compensation;

●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and

●	preparing the annual compensation committee report, to the extent required by SEC rules.

The Compensation Committee generally considers the Chief Executive Officer’s recommendations when making decisions regarding the compensation of executive officers (other than the Chief Executive Officer). Pursuant to the Compensation Committee’s charter, which is available on the Investors page of our website at www.indaptusrx.com, the Compensation Committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities.

The Compensation Committee did not engage the services of a compensation consultant in 2024.

The Compensation Committee may delegate its authority under its charter to one or more subcommittees as it deems appropriate from time to time. The Compensation Committee may also delegate to an officer the authority to grant equity awards to certain employees, as further described in its charter and subject to the terms of our equity plans.

The members of our Compensation Committee are Mr. Maddaluna and Mr. Hayes. Mr. Maddaluna serves as the Chairperson of the Compensation Committee. Each member of the Compensation Committee qualifies as an independent director under Nasdaq’s heightened independence standards for members of a compensation committee and as a “non-employee director” as defined in Rule 16b-3 of the Exchange Act.

The Compensation Committee met two times in 2024.

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Nominating Committee

Our Nominating Committee’s responsibilities include:

●	identifying individuals qualified to become Board members;

●	recommending to the Board the persons to be nominated for election as directors and to each Board committee;

●	reviewing with the Chief Executive Officer and making recommendations to the Board with respect to our succession plans for the Chief Executive Officer and other executive officers;

●	reviewing and making recommendations to the Board the composition and chairperson of each Board committee; and

●	overseeing the evaluation of the Board and its committees.

The Nominating Committee charter is available on the Investors page of our website at www.indaptusrx.com. The members of our Nominating Committee are Ms. Karah and Mr. Maddaluna. Ms. Karah serves as the Chairperson of the Nominating Committee. The Nominating Committee has the authority to consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders.

The Nominating Committee did not have any meetings in 2024.

Science and Technology Committee

Our Science and Technology Committee’s responsibilities include:

●	reviewing and advising on our drug development strategy, including the selection of therapeutic targets, the design and execution of clinical trials, and the regulatory pathway for approval;

●	assessing our research pipeline and recommending changes or improvements to ensure a sustainable and diverse portfolio of drug candidates;

●	evaluating our intellectual property strategy and overseeing the implementation of appropriate measures to protect our discoveries and inventions; and

●	reviewing our manufacturing strategy and overseeing the quality controls put in place to meet regulatory requirements.

The members of our Science and Technology Committee are Dr. Gilbert, Mr. Maddaluna, Dr. Martell, and Mr. Newman. Mr. Newman serves as the Chairperson of the Science and Technology Committee.

The Science and Technology Committee met two times in 2024.

EXECUTIVE COMPENSATION

Our named executive officers for 2024, which consist of our principal executive officer and the next two most-highly compensated executive officers who were serving as executive officers as of December 31, 2024. are:

●	Jeffrey A. Meckler, Chief Executive Officer and Director;

●	Walt. A. Linscott, Esq., Chief Operating Officer; and

●	Michael J. Newman, Ph.D., Chief Scientific Officer and Director

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Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by or paid to our named executive officers during 2024 and 2023.

						Non-equity
Name and				Stock	Option	Incentive	All Other
Principal		Salary	Bonus	Awards	Awards(1)	Plan	Compensation(2)	Total
Position	Year	($)	($)	($)	($)	Compensation	($)	($)
Jeffrey A. Meckler,	2024	575,000	—	—	219,421	287,500	75,296	1,157,217
Chief Executive Office	2023	565,000	—	—	134,221	223,175	78,853	1,001,249
Walt A. Linscott, Esq.,	2024	475,000	—	—	182,156	237,500	75,744	970,400
Chief Operating Officer	2023	425,000	—	—	53,688	212,500	78,851	770,039
Roger Waltzman, M.D.	2024	500,000	—	—	182,156	200,000	46,723	928,879
Chief Medical Officer	2023	196,742	20,000 (3)	—	140,811	196,000	32,612	586,165

(1) The amounts reported do not reflect the amounts actually received by our named executive officers. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our named executive officers during the fiscal years ended December 31, 2024 and 2023, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 5 to our consolidated financial statements included in the 2024 Annual Report, which was filed with the SEC on March 13, 2025. Our named executive officers will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options.

(2) For 2024 and 2023, referenced amount is for the Company paid portion of medical and life insurance premiums, and Company 401(k) contributions.

(3) Amount represents a sign on bonus paid to Dr. Waltzman in 2023.

Narrative Description to Summary Compensation Table

Base Salaries

In general, base salaries for our named executive officers are initially established through arm’s length negotiation at the time the executive is hired, taking into account such executive’s qualifications, experience and prior salary. Base salaries of our named executive officers are approved and reviewed annually by our Compensation Committee or Board of Directors and adjustments to base salaries are based on the scope of an executive’s responsibilities, individual contribution, prior experience and sustained performance. Decisions regarding salary increases may take into account an executive officer’s current salary, equity ownership, and the amounts paid to an executive officer’s peers inside our company by conducting an internal analysis, which compares the pay of an executive officer to other members of the management team. Base salaries are also reviewed in the case of promotions or other significant changes in responsibility. Base salaries are not automatically increased if the Board of Directors and Compensation Committee believe that other elements of the named executive officer’s compensation are more appropriate in light of our stated objectives. This strategy is consistent with our intent of offering compensation that is both cost-effective, competitive and contingent on the achievement of performance objectives.

The actual base salaries paid to all of our named executive officers for 2024 are set forth in the “Summary Compensation Table” above.

In January 2024, our Compensation Committee approved base salary increases for 2024 for Mr. Meckler, Dr. Waltzman and Mr. Linscott to $575,000, $500,000 and $475,000, respectively. These base salary increases represented adjustments of approximately 1.8%, 2.0% and 11.8%, respectively. In January 2025, our Compensation Committee approved base salary increases for 2025 for Mr. Meckler, Dr. Waltzman and Mr. Linscott to $595,000, $518,000 and $491,000, respectively. These base salary increases represented adjustments of approximately 3.5%, 3.6% and 3.4%, respectively.

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Annual Cash Performance Bonuses

Each named executive officer is also eligible for a performance bonus based upon the achievement of certain corporate performance goals and objectives approved by our Compensation Committee and Board of Directors.

Bonuses are set based on a percentage of the executive’s base salary as of the end of the bonus year and are expected to be paid out in the first quarter of the following year. The target levels for 2024 executive bonuses were as follows: 50% for Mr. Meckler, 50% for Mr. Linscott and 40% for Dr. Waltzman. All final bonus payments to our named executive officers are determined by our Compensation Committee or our Board of Directors. The actual bonuses awarded in any year, if any, may be more or less than the target, depending on individual performance and the achievement of corporate objectives and may also vary based on other factors at the discretion of the Compensation Committee.

For 2024, the corporate performance objectives for our named executive officers were related to clinical milestones, research and development goals, business development opportunities, financing objectives and human capital management objectives. These performance objectives and areas of emphasis were used as a guide by the Compensation Committee and Board of Directors in determining overall corporate performance for these executives as they represented those areas in which they were expected to focus their efforts during the year. Both qualitative and quantitative guidelines were established for purposes of evaluating performance relating to these corporate objectives during 2024. Based on its review of our overall performance relative to our corporate objectives, the Compensation Committee determined that every goal was achieved or exceeded for annual bonus plan purposes.

The overall achievement level was then used to determine each named executive officer’s bonus. The bonuses paid to our named executive officers for 2024 are set forth in the “Summary Compensation Table” above.

Equity Compensation

The goals of our long-term, equity-based incentive awards are to align the interests of our named executive officers and other employees, non-employee directors and consultants with the interests of our stockholders. Because vesting is based on continued employment, our equity-based incentives also encourage the retention of our named executive officers through the vesting period of the awards. In determining the size of the long-term equity incentives to be awarded to our named executive officers, we take into account a number of internal factors, such as the relative job scope, the value of existing long-term incentive awards, individual performance history, prior contributions to us and the size of prior grants.

To reward and retain our named executive officers in a manner that best aligns employees’ interests with stockholders’ interests, we use stock options as the primary incentive vehicles for long-term compensation. We believe that stock options are an effective tool for meeting our compensation goal of increasing long-term stockholder value by tying the value of the stock options to our future performance. Because employees are able to profit from stock options only if our stock price increases relative to the stock option’s exercise price, we believe stock options provide meaningful incentives to employees to achieve increases in the value of our stock over time.

The exercise price of each stock option grant is the fair market value of our common stock on the grant date, as determined by our Board of Directors from time to time. Stock option awards granted to our named executive officers generally vest as to one-third of the total shares on the first anniversary of the grant date and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. From time to time, our Compensation Committee may, however, determine that a different vesting schedule is appropriate.

In January 2024, Mr. Meckler, Mr. Linscott and Dr. Waltzman and were granted stock options to purchase 100,000 shares, 75,000 shares and 75,000 shares of our common stock, respectively. The stock options vest as to one-third of the total shares on January 22, 2025 and thereafter the remaining shares vest in equal quarterly installments over the following 24 months. In October 2024, Mr. Meckler, Mr. Linscott and Dr. Waltzman were granted stock options to purchase 75,000 shares of our common stock, each. The stock options are fully vest following 18 months from grant date.

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Stock options granted to our named executive officers may be subject to accelerated vesting in certain circumstance. For additional discussion, please see “Employment Agreements and Potential Payments on Employment Termination” below.

Other Elements of Compensation

Retirement Plans

Effective January 1, 2023, we maintain a 401(k) retirement savings plan that allows eligible employees to contribute a portion of their compensation, within limits prescribed by the Internal Revenue Code, on a pre-tax basis through contributions to the plan. Our named executive officers are eligible to participate in the 401(k) plan. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our named executive officers in accordance with our compensation policies.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans. We pay for the health and welfare benefits of our named executive officers. We do not provide our named executive officers with any other significant perquisites or other personal benefits.

No Tax Gross-Ups

We do not make gross-up payments to cover our named executive officers’ personal income taxes that may pertain to any of the compensation paid or provided by our company.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding option awards as of December 31, 2024, for each named executive officer:

				Equity
				incentive
				plan
				awards:
				Number of
				securities
		Number of	Number of	underlying
		Securities	Securities	unexercised
		Underlying	Underlying	unearned
		Unexercised	Unexercised	options	Option
		Options	Options	exercise	Exercise	Option
		Exercisable	Unexercisable	price	Price	Expiration
Name	Grant Date	(#)	(#)	(#)	($)	Date(1)
Jeffrey A. Meckler, Chief Executive Officer	04/10/17	1,500	—	—	425.6	04/10/27
	05/01/17	813	—	—	425.6	05/01/27
	12/11/17	4,750	—	—	536.0	12/11/27
	06/28/18	1,250	—	—	355.2	06/28/25
	04/04/19	1,562	—	—	611.2	04/04/26
	07/15/20	3,750	—	—	24.6	07/15/27
	08 /04/21(2)	375,000	—	—	8.87	8/4/2031
	01 /26/22(3)	183,333	16,667	—	4.90	01/26/32
	01 /18/23(4)	58,333	41,667	—	1.61	01/18/33
	01 /22/24(5)	—	100,000	—	1.74	01/22/34
	10 /09/24(6)	—	75,000	—	1.105	10/09/34
Walt A. Linscott, Esq., Chief Operating Officer	10/23/17	750	—	—	684.8	10/23/27
	12/11/17	1,750	—	—	684.8	12/11/27
	01/22/19	1,125	—	—	610.4	01/22/26
	09/13/19	2,500	—	—	72.0	09/13/26
	02/17/20	1,125	—	—	34.3	02/17/27
	09/16/20	1,250	—	—	25.7	09/16/27
	08 /04/21(2)	210,000	—	—	8.87	8/4/2031
	01 /26/22(3)	42,029	3,821	—	4.90	01/26/32
	01 /18/23(4)	23,333	16,667	—	1.61	01/18/33
	01 /22/24(5)	—	75,000	—	1.74	01/22/34
Roger J. Waltzman, Chief Medical Officer	10/09/24(6)	—	75,000	—	1.105	10/09/34
	08/07/23(7)	37,500	52,500	—	1.85	08/07/33
	01/22/24(5)	—	75,000	—	1.74	01/22/34
	10/09/24(6)	—	75,000	—	1.105	10/09/34

(1) The options have a seven-year term or ten-year term as noted in the table subject to earlier expiration upon termination.

(2) The options vest over a period of three years from August 4, 2021, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending August 4, 2024.

(3) The options vest over a period of three years from January 26, 2022, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 26, 2025.

(4) The options vest over a period of three years from January 18, 2023, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 18, 2026.

(5) The options vest over a period of three years from January 22, 2024, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending January 18, 2027.

(6) The options vest over a period of three years from October 9, 2024, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending October 9, 2027.

(7) The options vest over a period of three years from August 7, 2023, 33.3% on the first anniversary of such date and 8.33% every three months thereafter, ending August 7, 2026.

Employment Agreements and Potential Payments on Employment Termination

Set forth below is a description of the employment agreements with our named executive officers and a summary of the benefits that would be payable upon termination of employment or in connection with a change in control to our named executive officers under their employment agreements with us.

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Jeffrey A. Meckler

We have entered into an employment agreement with Jeffrey A. Meckler (the “Meckler Employment Agreement”), which superseded and replaced his employment agreement dated December 11, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel, to serve as our Chief Executive Officer. The Meckler Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Meckler is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Meckler a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Meckler’s employment by us without cause or Mr. Meckler’s resignation for good reason, Mr. Meckler will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

If Mr. Meckler’s employment is terminated by us without cause or by Mr. Meckler for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Meckler will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Meckler’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Meckler’s termination of employment.

In the event that Mr. Meckler’s employment terminates by reason of his death or disability, and Mr. Meckler is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Meckler (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Meckler was employed relative to the total number of days in the bonus earning period.

Michal J. Newman

We have entered into an employment agreement with Michael J. Newman, (the “Newman Employment Agreement”), to serve as Chief Science Officer effective August 4, 2021. The Newman Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Dr. Newman is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by our Board of Directors on an annual basis. The Board may, in its discretion, grant Dr. Newman a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Dr. Newman’s employment by us without cause or Dr. Newman’s resignation for good reason, Dr. Newman will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Dr. Newman’s cost of continued health insurance coverage for twelve months. In addition, if Dr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Dr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Dr. Newman was employed relative to the total number of days in the bonus earning period.

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If Dr. Newman’s employment is terminated by us without cause or by Dr. Newman for good reason during the one year period immediately following a change in control or six months before a change in control, then Dr. Newman will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date plus his annual target bonus, payable in bi-monthly installments, (ii) an amount equal to Dr. Newman’s cost of continued health insurance coverage for eighteen months the current year bonus at the target level, which shall be paid within 30 days of termination, (iii) the current year bonus at the target level at a prorated basis, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Dr. Newman’s termination of employment.

In the event that Dr. Newman’s employment terminates by reason of his death or disability, and Dr. Newman is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Dr. Newman (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Dr. Newman was employed relative to the total number of days in the bonus earning period.

Walt A. Linscott, Esq.

We have entered into an employment agreement with Walt A. Linscott, Esq. (the “Linscott Employment Agreement”), which supersedes and replaces his employment agreement dated October 23, 2017 with Intec Pharma, Inc., a subsidiary of Intec Israel. The Linscott Employment Agreement provides for an annual base salary, subject to review for an upward adjustment on at least an annual basis. Mr. Linscott is eligible to participate in an annual executive bonus plan, pursuant to which he may earn an annual target bonus of up to 50% of his base salary, based on the achievement of certain individual and company-wide objectives, which shall be established by the Company’s Board of Directors on an annual basis. The Board may, in its discretion, grant Mr. Linscott a bonus in excess of the target bonus if the performance criteria are exceeded or for such additional contributions that the Board may choose to recognize.

Upon termination of Mr. Linscott’s employment by us without cause or Mr. Linscott’s resignation for good reason, Mr. Linscott will be entitled to a severance benefit equal to (i) twelve months of his base salary as in effect prior to the termination date, payable in bi-monthly installments and (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for twelve months. In addition, if Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

If Mr. Linscott’s employment is terminated by us without cause or by Mr. Linscott for good reason during the one year period immediately following a change in control or six months before a change in control, then Mr. Linscott will be entitled to receive, (i) eighteen months of his base salary as in effect prior to the termination date, payable in bi-monthly installments, (ii) an amount equal to Mr. Linscott’s cost of continued health insurance coverage for eighteen months, (iii) his target annual bonus for the year of termination, which shall be paid within 30 days of termination, and (iv) full accelerated vesting of all of outstanding equity incentive awards upon the later of the change in control or Mr. Linscott’s termination of employment.

In the event that Mr. Linscott’s employment terminates by reason of his death or disability, and Mr. Linscott is entitled to receive a bonus for the year of termination based on the achievement of pre-determined performance goals (and ignoring any continuation of employment requirements), Mr. Linscott (or his representatives) shall be entitled to receive such bonus on the same basis as the other participants in the bonus plan, except that the bonus amount shall be prorated based on the percentage of days Mr. Linscott was employed relative to the total number of days in the bonus earning period.

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Equity Compensation Plans

The following table gives information as of December 31, 2024 about shares of our common stock that may be issued upon the exercise of options under the Indaptus Therapeutics, Inc. 2021 Stock Incentive Plan (the “2021 Plan”):

Number of
securities
remaining
	Number of		available for
	securities to be		future issuance
	issued upon	Weighted-average	under equity
	exercise of	exercise price of	compensation
	outstanding	outstanding	plans (excluding
	options, warrants	options, warrants	securities reflected
Plan Category	and rights(1)	and rights	in first column)
Equity compensation plan approved by security holders(2)	2,887,822	$8.06	103,608
Equity compensation plans not approved by security holders	—	—	—

(1) Represents stock options outstanding under the 2021 Plan.

(2) Our 2021 Plan has an evergreen provision that allows for an annual increase on each January 1 from January 1, 2025 and ending on and including January 1, 2029, equal to the lesser of (A) 5% of the aggregate number of shares of our shares of common stock outstanding on the final day of the immediately preceding calendar year or (B) such smaller number of shares as is determined by our Board of Directors.

Summary of the Material Terms of the 2021 Plan

Set forth is a summary of the material provisions of the Restated Plan. This summary does not purport to be a complete description of all of the provisions of the 2021 Plan.

Types of Awards. The 2021 Plan provides for the grant of non-qualified stock options (“NQSOs”), ISOs, restricted stock awards, restricted stock units (“RSUs”), unrestricted stock awards, stock appreciation rights and other forms of stock based compensation.

Eligibility and Administration. Employees, officers, consultants, directors, and other service providers of the Company and its affiliates are eligible to receive awards under the 2021 Plan. The 2021 Plan is administered by the board with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of the company’s directors and/or officers (all such bodies and delegates referred to collectively as the plan administrator), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or other applicable law or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2021 Plan, subject to its express terms and conditions. The plan administrator also sets the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration conditions.

Share Reserve. The maximum aggregate number of shares that may be issued pursuant to awards under the 2021 Plan shall be the 3,116,784 shares. Commencing on January 1, 2025 and on each January 1 thereafter through and including January 1, 2029, the aggregate number of shares available for issuance under the 2021 Plan shall be increased by that number of shares of our common stock equal to the lesser of:

●	5% of our outstanding common stock on the last day of the immediately preceding calendar year; or

●	an amount determined by our Board.

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There will be no limit on the number of shares that may become available for issuance under the 2021 Plan pursuant to the foregoing evergreen provisions. Under the 2021 Plan, no more than 20,000,000 shares may be issued upon the exercise of ISOs, subject to adjustment for changes in our capitalization and certain corporate transactions, as described below.

All of the foregoing share numbers are subject to adjustment for changes in our capitalization and certain corporate transactions, as described below.

The share reserve is subject to the following adjustments:

●	The share limit is increased by the number of shares subject to awards granted that later are forfeited, expire or otherwise terminate without issuance of shares, or that are settled for cash or otherwise do not result in the issuance of shares.

●	Shares that are withheld upon exercise to pay the exercise price of a stock option or satisfy any tax withholding requirements are added back to the share reserve and again are available for issuance under the 2021 Plan.

●	Awards issued in substitution for awards previously granted by a company that merges with, or is acquired by, the company do not reduce the share reserve limit under the 2021 Plan.

Director Compensation. The 2021 Plan provides for an annual limit on non-employee director compensation of $750,000, increased to $1,000,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the plan administrator reserves the right to make an exception to these limits due to extraordinary circumstances, with any such decision to be made without the participation of the affected director receiving the additional compensation.

Stock Options. Both ISOs (which are entitled to potentially favorable tax treatment) and nonqualified stock options (“NQSOs”) may be granted under the 2021 Plan. The plan administrator will determine the vesting schedule and number of shares covered by each stock option granted to a participant. The stock option exercise price is determined at grant by the plan administrator and must be at least 100% of the fair market value of a share of common stock on the date of grant (110% for ISOs granted to stockholders who own more than 10% of the total outstanding shares of the company, its parent or any of its subsidiaries). The term of a stock option shall not exceed 10 years from the date of grant (or 5 years for ISOs granted to stockholders who own more than 10% of the total outstanding shares of the company, its parent or any of its subsidiaries).

Stock Appreciation Rights. Stock appreciation rights may be granted under the 2021 Plan. The plan administrator will determine the vesting schedule and number of shares covered by each stock appreciation right granted to a participant. The stock appreciation right exercise price is determined at grant by the plan administrator and must be at least 100% of the fair market value of a share of common stock on the date of grant. The term of a stock appreciation right shall not exceed 10 years from the date of grant.

Restricted Stock and Restricted Stock Units. The plan administrator may award restricted stock and RSUs under the 2021 Plan. Restricted stock awards consist of shares of stock that are transferred to the participant subject to restrictions that may result in forfeiture if specified vesting conditions are not satisfied. RSU awards result in the transfer of shares of stock to the participant only after specified vesting conditions are satisfied. A holder of restricted stock is treated as a current shareholder and shall be entitled to dividend and voting rights, whereas the holder of a restricted stock unit is treated as a shareholder with respect to the award only when the shares are delivered in the future. RSUs may include dividend equivalents. Specified vesting conditions may include performance goals to be achieved during any performance period and the length of the performance period. The plan administrator may, in its discretion, make adjustments to performance goals based on certain changes in the company business operations, corporate or capital structure or other circumstances. When the participant satisfies the conditions of an RSU award, the Company may settle the award (including any related dividend equivalent rights) in shares, cash or other property, as determined by the plan administrator, in its sole discretion. The 2021 Plan also allows for the issuance of unrestricted shares, which are fully vested shares of our common stock.

Awards to Israeli Participants. The ITO provides certain incentives to Israeli grantees that are granted with equity awards under the capital gains track of Section 102 of the ITO (“Section 102”). To the extent all conditions set forth in Section 102 are met, grantees that were granted with awards under Section 102 shall be (i) entitled to a reduced capital gains tax rate (which is currently 25% plus surcharge of 3% if applicable) rather than ordinary income tax rates (which are up to 47%, plus social security taxes and surcharge, if applicable), and (ii) required to pay such tax upon the earlier of the sale of such awards and the release of such awards from trust (one of Section 102 conditions is to keep the granted awards in trust), in each case after the end of a statutory holding period (24 months in the capital gains track). The plan administrator may award to Israeli participants awards under the capital gains track of Section 102.

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Other Shares or Share-Based Awards. The plan administrator may grant other forms of equity-based or equity-related awards other than stock options, restricted stock or restricted stock units. The terms and conditions of each stock-based award shall be determined by the plan administrator.

Clawback Rights. Awards granted under the 2021 Plan will be subject to recoupment or clawback under the company’s clawback policy and applicable law, both as in effect from time to time.

Sale of the Company. In the event of a sale or merger of the Company, the Board may, in its discretion, provide that outstanding awards granted under the 2021 Plan will (i) become vested and/or exercisable, (ii) be cancelled in exchange for a payment of cash or shares, or (iii) be otherwise amended, modified or terminated.

No Repricing. The 2021 Plan prohibits the amendment of the terms of any outstanding award, and any other action taken in a manner to achieve (i) the reduction of the exercise price of NQSOs, ISOs or stock appreciation rights (collectively, “Stock Rights”); (ii) the cancellation of outstanding Stock Rights in exchange for cash or other awards with an exercise price that is less than the exercise price or base price of the original award; (iii) the cancellation of outstanding Stock Rights with an exercise price or base price that is less than the then current fair market value of a share of common stock in exchange for other awards, cash or other property; or (iv) otherwise effect a transaction that would be considered a “repricing” for the purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the common stock is listed or quoted without stockholder approval.

Transferability of Awards. Except as described below, awards under the 2021 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution. Any amounts payable or shares issuable pursuant to an award generally will be paid only to the recipient or the recipient’s beneficiary or representative. The plan administrator has discretion, however, to permit certain transfer of awards to other persons or entities.

Adjustments. As is customary in incentive plans of this nature, each share limit and the number and kind of shares available under the 2021 Plan and any outstanding awards, as well as the exercise price or base price of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, reverse stock splits, stock dividends, or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the stockholders.

Amendment and Termination. The Board may amend, modify or terminate the 2021 Plan without stockholder approval, except that stockholder approval must be obtained for any amendment that would require stockholder approval under applicable laws, policies or regulations or the applicable listing or other requirements of a stock exchange on which shares of common stock are then listed. The 2021 Plan will terminate at the earliest of (1) termination of the 2021 Plan by the board of directors, or (2) the tenth anniversary of the Board’s approval of the 2021 Plan. Awards outstanding upon expiration of the 2021 Plan shall remain in effect until they have been exercised or terminated, or have expired.

Pay Versus Performance Table

The following table sets forth information concerning the compensation of our named executive officers, or NEOs, the compensation actually paid to our NEOs, as determined under SEC rules (and described below), our total shareholder return and our net loss, in each case for each of the fiscal years ended December 31, 2022, 2023 and 2024:

(a)	(b)	(c)	(d)	(e)	(f)	(h)
Value of Initial
			Average	Average	Fixed $100
			Summary	Compensation	Investment
	Summary		Compensation	Actually Paid	Based on:
	Compensation	Compensation	Table Total	to	Total
	Table Total for	Actually Paid to	for non-PEO	Non-PEO	Shareholder	Net
Year	PEO ($)	PEO ($)(1)	NEOs ($)	NEOs ($)(1)	Return ($)	Loss ($)
2024	$1,157,217	$1,029,281	$949,640	$845,621	$48	$(15,022,027)
2023	$1,001,249	$1,122,094	$744,039	$799,786	$121	$(15,423,471)
2022	$1,680,532	$(38,385)	$1,062,955	$500,074	$25	$(14,322,798)

(1)	Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

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Year	PEO	Non-PEO NEOs
2024	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Roger Waltzman M.D.
2023	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Michael J. Newman, Ph.D.
2022	Jeffrey A. Meckler	Walt A. Linscott, Esq. and Boyan Litchev, M.D.

The amounts reported in the “Compensation Actually Paid to PEO” and “Average Compensation Actually Paid to Non-PEO NEOs” columns do not reflect the actual compensation paid to or realized by our PEO or our non-PEO NEOs during each applicable year. The calculation of compensation actually paid for purposes of this table includes point-in-time fair values of stock awards and these values will fluctuate based on our stock price and various accounting valuation assumptions. See the Summary Compensation Table for certain other compensation of our PEO and our non-PEO NEOs for each applicable fiscal year.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2024
Adjustments	PEO	Average non-PEO NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards”
Columns in the Summary Compensation Table for Applicable FY	$(219,421)	$(182,156)

Increase based on ASC 718 Fair Value of Awards Granted during Applicable FY that
Remain Unvested as of Applicable FY End, determined as of Applicable FY End	123,369	106,209

Decrease for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior
FY End to Applicable FY End	(46,684)	(29,455)

Increase for Awards Granted during Prior FY that Vested During Applicable FY,
determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	14,800	1,383

TOTAL ADJUSTMENTS	$(127,936)	$(104,019)

Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an estimated expected life using the simplified method, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see Note 5 to our consolidated financial statements included in the 2024 Annual Report.

Narrative Disclosure to Pay Versus Performance Table

Relationship Between Financial Performance Measures

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our cumulative TSR for the fiscal years ended December 31, 2022, 2023 and 2024.

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TSR amounts reported in the graph assume an initial fixed investment of $100. We do not pay dividends.

$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-200,000
$140
$120
$100
$80
$60
$40
$20
$-
2022
2023
2024
Compensation actually paid to PEO
Average compensation actually paid to our Non-PEO Named Executive Officers
Value of initial fixed $100 investment in our common stock

The graph below compares the compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs, with our net loss for the fiscal years ended December 31, 2022, 2023 and 2024.

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DIRECTOR COMPENSATION

The following table provides certain information concerning the compensation for services rendered in all capacities by each non-employee director serving on our Board during the year ended December 31, 2024, other than Mr. Meckler, our Chief Executive Officer who did not receive additional compensation for their service as a director and whose compensation is set forth in the Summary Compensation Table under the section entitled Executive Compensation above. Dr. Newman, our Chief Scientific Officer, is also an employee and executive officer, who did not receive additional compensation for his service as a director. Dr. Newman is not one of our named executive officers for 2024 and so he does not appear in the Summary Compensation Table. Because Dr. Newman is an employee and an executive officer, he is not required to be included in the table below.

				All other
	Fees earned	Stock awards	Option awards	compensation	Total
Name	($)	($)	($)(1)	($)	($)
Roger J. Pomerantz	150,000	—	66,000	—	216,000
Hila Karah	65,500	—	27,500	—	93,000
Anthony J. Maddaluna	69,000	—	27,500	—	96,500
William B. Hayes	71,000	—	27,500	—	98,500
Robert E. Martell	61,500	—	27,500	—	89,000
Mark Gilbert	54,000	—	27,500	—	81,500

(1) The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, in accordance with SEC rules, these amounts reflect the grant date fair value of stock options granted to our non-employee directors during the fiscal year ended December 31, 2024, as computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transaction. As required by SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Assumptions used in the calculation of these amounts are included in Note 5 to our consolidated financial statements included in the 2024 Annual Report. Our non-employee directors who have received options will only realize compensation with regard to these options to the extent the trading price of our common stock is greater than the exercise price of such options. As of December 31, 2024, our non-employee directors held the following numbers of stock options: Dr. Pomerantz, 182,000 stock options; Ms. Karah 53,781 stock options, Mr. Maddaluna 53,500 stock options, Mr. Hayes 53,500 stock options, Mr. Martell 32,500 stock options, and Dr. Gilbert 58,750 stock options.

Pursuant to our director compensation policy, the annual retainer for non-employee directors is $50,000 and the annual retainer for the chair of the

Board of Directors is $150,000. Annual retainers for committee membership are as follows:

Audit committee chairperson	$15,000
Audit committee member	$7,500
Compensation committee chairperson	$10,000
Compensation committee member	$6,000
Nominating committee chairperson	$8,000
Nominating committee member	$5,000
Scientific and technology committee chairperson	$8,000
Scientific and technology committee member	$4,000

These fees are payable in advance in four equal quarterly installments during the first week of each quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on our Board of Directors, on such committee or in such position. Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the Board of Directors and any committee of the Board of Directors on which they serve and in connection with other business related to the Board of Directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses authorized by the Board of Directors or a committee that are incurred in connection with attending conferences or meetings with management in accordance with a travel policy, as may be in effect from time to time.

In March 2023, the Board amended our director compensation policy to provide that, on the date an individual is first elected or appointed as a non-employee director, such individual will receive a grant of 25,000 stock options, and that, on the date of each annual meeting of stockholders, commencing with the annual meeting of stockholders for 2023, each non-employee director (other than the board chair) will receive a grant of 12,500 stock options and the board chair will receive 30,000 stock options. The initial stock options vest in over three years from the grant date in equal quarterly installments, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control. The annual stock options vest in full on the first anniversary of the grant date, subject to continued service on the Board and the options shall also vest in full immediately upon a director’s death, disability or a change of control.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to holdings of our common stock by (i) stockholders who beneficially owned more than 5% of the outstanding shares of our common stock, and (ii) each of our directors (which includes all nominees), each of our named executive officers and all directors and executive officers as a group as of April 17, 2025, unless otherwise indicated. The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power. Applicable percentage ownership is based on 16,034,444 shares of common stock outstanding as of April 17, 2025. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options, or other rights held by such person that are currently exercisable or will become exercisable within 60 days of April 17, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed below is 3 Columbus Circle, 15th Floor, New York, NY 10019. We believe, based on information provided to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Number of Shares		Percentage of Shares
Name of Beneficial Owner	Beneficially Owned		Beneficially Owned
Persons or entities holding 5% or more our outstanding common stock

Glen R. Anderson	1,190,400	(1)	7.4%

Matthew Joseph Nachtrab Revocable Trust dtd 12/15/2014	2,142,462	(2)	12.5%

Yehuda Shimoni	1,644,300	(3)	9.8%

Thomas Mollick	2,348,598	(4)	13.7%

Named executive officers and directors
Michael J. Newman, Ph.D.	1,752,164	(5)	10.7%

Jeffrey A. Meckler	1,022,011	(6)	6.1%

Roger Waltzman, M.D.	83,750	(7)	*

Walt A. Linscott, Esq.	317,250	(8)	1.9%

Hila Karah	52,500	(9)	*

Anthony J. Maddaluna	53,170	(10)	*

William B. Hayes	52,500	(11)	*

Dr. Roger J. Pomerantz	182,000	(12)	1.1%

Mark Gilbert, M.D.	58,750	(13)	*

Robert E. Martell, M.D., Ph.D.	32,500	(14)	*

All executive officers and directors as a group (11 persons)	3,748,262	(15)	20.6%

*  Less than one percent.

(1)	Based solely upon a Schedule 13G/A filed with the SEC on August 17, 2023. 1,076,482 shares are held by the Anderson Family Trust U/A/D January 7, 2017 in which Glen R. Anderson is a trustee of the Anderson Family Trust and shares voting and dispositive control with his spouse, and 113,918 shares are held by Mr. Anderson over which he has sole voting and dispositive power. The business address of Mr. Anderson is 101 South 200 East, Suite 700, Salt Lake City, UT 84111.

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(2)	Consists of (i) 1,071,231 shares of common stock, and (ii) 1,071,231 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(3)	Consists of (i) 865,158 shares of common stock, and (ii) 779,142 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(4)	Consists of (i) 1,212,837 shares of common stock, and (ii) 1,135,761 shares of common stock issuable upon exercise of warrants which are subject to either a 4.99% or 9.99% beneficial ownership limitation. The amounts and percentages in the table do not give effect to such beneficial ownership limitation.

(5)	Consists of (i) 1,341,524 shares of common stock held by the Michael J. Newman Trust, dated January 21, 2008, Michael J. Newman, Trustee; (ii) 26,832 shares of common stock held by Janet Lee Harris, Trustee of the Janet Harris Living Trust, executed on March 25, 2009. Ms. Harris is the spouse of Dr. Newman, and as such, Dr. Newman is deemed to beneficially own such shares; and (iii) 383,808 shares of common stock issuable upon exercise of outstanding options, of which 7,208 will vest within 60 days of days of April 17, 2025.

(6)	Consists of (i) 202,859 shares of common stock, (ii) 127,485 shares of common stock issuable upon exercise of warrants, and (ii) 691,667 shares of common stock issuable upon exercise of outstanding options, of which 16,667 will vest within 60 days of days of April 17, 2025.

(7)	Consists of 83,750 shares of common stock issuable upon exercise of outstanding options, of which 13,750 will vest within 60 days of April 17, 2025.

(8)	Consists of (i) 150 shares of common stock and (ii) 317,100 shares of common stock issuable upon exercise of outstanding options, of which 9,583 will vest within 60 days of April 17, 2025.

(9)	Consists of 52,500 shares of common stock issuable upon exercise of outstanding options, of which 12,500 will vest within 60 days of April 17, 2025.

(10)	Consists of (i) 670 shares of common stock and (ii) 52,500 shares of common stock issuable upon exercise of outstanding options, of which 12,500 will vest within 60 days of April 17, 2025.

(11)	Consists of 52,500 shares of common stock issuable upon exercise of outstanding options, of which 12,500 will vest within 60 days of April 17, 2025.

(12)	Consists of 182,000 shares of common stock issuable upon exercise of outstanding options, of which 30,000 will vest within 60 days of April 17, 2025.

(13)	Consists of 58,750 shares of common stock issuable upon exercise of outstanding options, of which 12,500 will vest within 60 days of April 17, 2025.

(14)	Consists of 32,500 shares of common stock issuable upon exercise of outstanding options, of which 12,500 will vest within 60 days of April 17, 2025.

(15)	Consists of (i) 1,572,035 shares of common stock, (ii) 127,485 shares of common stock issuable upon exercise of warrants, and (ii) 2,048,742 shares of common stock issuable upon exercise of outstanding options, of which 146,375 will vest within 60 days of days of April 17, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file with the SEC reports of their ownership and changes in their ownership of our common stock. To our knowledge, based solely on review of the copies of such reports and amendments to such reports with respect to the year ended December 31, 2024 filed with the SEC and on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2024.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Related Person Transactions

In accordance with our audit committee charter, the Audit Committee is required to approve related party transactions. In general, the Audit Committee will review any proposed transaction that has been identified as a related person transaction under Item 404 of Regulation S-K, which means a transaction, arrangement or relationship in which we and any related person (as defined below) are participants in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at fiscal year-end for the last two completed fiscal years, and in which any related person had, has or will have a direct or indirect material interest. A “related person” includes (i) a director, director nominee or executive officer of the Company, (ii) any immediate family member of the foregoing, or (iii) a security holder known to be a beneficial owner of more than 5% of any class of our voting securities.

Other than the compensation agreements and other arrangements described under “Executive Compensation” and the transactions described below, since January 1, 2022, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a participant in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets at December 31, 2023 and 2022, as applicable) and in which any related person, had, or will have, a direct or indirect material interest.

Participation in 2024 Financings

August 2024 Financing

On August 8, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 1,643,837 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 1,643,837 shares of our common stock. The warrants are immediately exercisable at an exercise price of $1.70 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $1.825, resulting in gross proceeds of approximately $3.0 million, before deducting placement agent and other offering expenses in the amount of approximately $0.5 million. One of the purchasers was Jeffrey Meckler, our Chief Executive Officer and director, who purchased 84,932 shares of common stock and warrants to purchase 84,932 shares of common stock (at the same price and upon the same terms as the other purchasers.

November 2024 Financing

On November 25, 2024, we completed a registered direct offering, pursuant to which we sold and issued to certain investors 1,817,017 shares of our common stock. In addition, in a concurrent private placement, we issued to the investors unregistered warrants to purchase 1,817,017 shares of our common stock. The warrants are immediately exercisable at an exercise price of $1.05 per share and expire five years from the date of issuance. The combined purchase price for one share of common stock and one warrant was $1.175, resulting in gross proceeds of approximately $2.13 million, before deducting placement agent and other offering expenses in the amount of approximately $0.345 million. One of the purchasers was Jeffrey Meckler, our Chief Executive Officer and director, who purchased 42,553 shares of common stock and warrants to purchase 42,553 shares of common stock (at the same price and upon the same terms as the other purchasers.

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

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We also maintain an insurance policy that insures our directors and executive officers against certain liabilities, including liabilities arising under applicable securities laws.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3 Columbus Circle, 15th Floor, New York, NY 10019 in writing not later than December 29, 2025.

Stockholders intending to present a proposal at the 2026 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Amended and Restated Bylaws. Our Amended and Restated Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2026 Annual Meeting of Stockholders no earlier than February 10, 2026 and no later than March 12, 2026. The notice must contain the information required by the Amended and Restated Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after June 10, 2026, then our Secretary must receive such written notice not more than the 120th day prior to the 2026 Annual Meeting and not later than the 90th day prior to the 2026 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this proxy statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Certain information contained in this proxy statement relating to the occupations and security holdings of our directors and officers is based upon information received from the individual directors and officers.

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INDAPTUS’ ANNUAL REPORT ON FORM 10-K

A copy of Indaptus’ Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 17, 2025 without charge upon written request addressed to:

Indaptus Therapeutics, Inc.

Attention: Secretary

3 Columbus Circle, 15th Floor

New York, NY 10019

A reasonable fee will be charged for copies of exhibits. You also may access this proxy statement and our Annual Report on Form 10-K at www.proxyvote.com. You also may access our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 at www.indaptusrx.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors

/s/ Nir Sassi

Nir Sassi, Chief Financial Officer, Treasurer and Secretary

New York, New York
April 28, 2025

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Appendix A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
INDAPTUS THERAPEUTICS, INC.

Indaptus Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) hereby certifies as follows:

A.	The name of the Corporation is Indaptus Therapeutics, Inc.. The Corporation was originally incorporated under the name of Intec Parent, Inc., and the original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on February 24, 2021.

B.	This Certificate of Amendment to the Restated Certificate of Incorporation was adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware, and has been duly approved by the stockholders of the Corporation.

C.	Article IV of the Restated Certificate of Incorporation is hereby further amended to add the following as paragraph C:

“C. Effective immediately upon the effectiveness of the Certificate of Amendment adding this paragraph to Article IV of this Certificate of Incorporation (the “Effective Time”), each five (5) to twenty eight (28) shares of Common Stock that are issued and outstanding immediately prior to the Effective Time shall be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, with the exact ratio within such range to be determined by the Board of Directors prior to the Effective Time and publicly announced by the Corporation, subject to the treatment of fractional share interests as described below (the “Reverse Stock Split”). The Reverse Stock Split shall occur automatically without any further action by the Corporation or its stockholders and whether or not any certificate representing such shares immediately prior to the Effective Time (the “Old Certificate”) is surrendered to the Corporation. The Reverse Stock Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, Common Stock. The Reverse Stock Split shall be effected on a certificate-by-certificate basis and no fractional shares shall be issued upon the reclassification and combination. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay an amount of cash equal to the product of (i) the fractional share to which the holder would otherwise be entitled and (ii) the then fair value of a share as determined in good faith by the Board of Directors. Following the Effective Time, each Old Certificate shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been reclassified and combined, subject to the elimination of fractional share interests as described above, until such time as such Old Certificate has been surrendered to the Corporation.”

D.	On [ ], 2025, the Board of Directors of the Corporation determined that each [ ( )] shares of the Corporation’s common stock, par value $0.01 per share (“Common Stock”), issued and outstanding immediately prior to the Effective Time, shall automatically be reclassified and combined into one (1) validly issued, fully paid and non-assessable share of Common Stock, pursuant to the amendment set forth in this Certificate of Amendment. The Corporation publicly announced this ratio on [ ], 2025.

[Remainder of Page Intentionally Left Blank]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed and acknowledged on    , 2025.

By:
Jeffrey Meckler, Chief Executive Officer

A-2

Indaptus THERAPEUTICS

INDAPTUS THERAPEUTICS, INC.
ATTN: NIR SASSI
3 COLUMBUS CIRCLE, 15TH FLOOR
NEW YORK, NY 10019

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V72455-P31803

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INDAPTUS THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of three Class I Directors to serve on our Board of Directors until the 2028 Annual Meeting of Stockholders or until his or her successor is elected and qualified.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees:

01) Mark J. Gilbert, M.D.
02) Hila Karah
03) Robert E. Martell, M.D., Ph.D

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V72456-P31803

INDAPTUS THERAPEUTICS, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 10, 2025 10:00 AM EDT
This proxy is solicited by the Board of Directors

The undersigned stockholder(s) of Indaptus Therapeutics, Inc. hereby appoint(s) Jeffrey Meckler and Nir Sassi, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this proxy card, all of the shares of common stock of Indaptus Therapeutics, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on Tuesday, June 10, 2025, at 3 Columbus Circle, 15th Floor, New York, NY 10019, and any continuation, postponement or adjournment thereof.

Such proxies are authorized to vote in their discretion (x) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (y) on any matter that the Board of Directors did not know would be presented at the Annual Meeting by a reasonable time before the proxy solicitation was made, and (z) on such other business as may properly be brought before the meeting or any continuation, postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side